                      SECURITIES AND EXCHANGE COMMISSION


                          Washington, D.C.  20549

                       -------------------------------

                                  FORM 8-K
                               Current Report



                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                       Date of Report: March 11, 1998





                    MERCANTILE CREDIT CARD MASTER TRUSTS
           (Exact name of registrant as specified in its charter)



          New York                   33-89380-01              37-0152681
----------------------------   ------------------------  ----------------------
(State or other jurisdiction   (Commission File Number)     (IRS Employer
 of incorporation)                                       Identification Number)


Mercantile Bank of  Illinois
      National Association
      140 West Hawthorne
      Hartford, Illinois                                            62048
----------------------------------------                          ----------
(Address of principal executive offices)                          (Zip Code)


             Registrant's telephone number, including area code:

                                (618) 251-2035


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ITEM 5.    OTHER EVENTS.
           -------------

           The February 1998 Monthly Report to investors was delivered to the trustee of the Mercantile Credit Card Master Trust on March 11, 1998.

ITEM 7.    EXHIBITS.
           ---------
           The following is filed as an exhibit to this Report.

           Exhibit 1 Monthly Report to Floating Rate Credit Card Participation Certificates, Series 1995-1, investors for the month of March 1998.



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                                  SIGNATURE
                                  ---------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            Mercantile Bank
                                            National Association, Servicer

                                            By:      \s\ Keith Roever

                                            Name:    Keith Roever
                                            Title:   President



Date:  March 18, 1998



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
                               INDEX TO EXHIBITS
                               -----------------

Exhibit
Number                                 Exhibits
-------                                --------
    1                                  Monthly Report to Floating Rate
                                       Credit Card Participation
                                       Certificates, Series 1995-1, investors
                                       for the month of February, 1998.
